UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 22, 2012

Extreme Biodiesel, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

BookMerge Technologies, Inc.

 (Former Name of Registrant as Specified in Its Charter)

Nevada

 (State or Other Jurisdiction of Incorporation)

333-152837	36-4627722
(Commission File Number)	(IRS Employer Identification No.)

1560 N. Maple Street, Corona CA	92880
(Address of Principal Executive Offices)	(Zip Code)

951-734-5344

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2012, the Articles of Incorporation of the registrant were amended to change the name of the registrant to Extreme Biodiesel, Inc.  A majority of the outstanding shares voted in favor of such amendment.

Exhibits

No.

Exhibits

3

Amendment of Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2012

By: /s/ Joseph Spadafore

Name:  Joseph Spadafore

Title: Secretary

EXHIBIT INDEX

No.

Exhibits

3

Amendment of Articles